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                        Merrill Lynch Index Funds, Inc.

                        Supplement dated August 2, 1999
to the Prospectus and Statement of Additional Information dated April 30, 1999


Effective August 2, 1999, Fund Asset Management, L.P. ("FAM") has replaced Merrill Lynch Asset Management, L.P. ("MLAM") as the investment adviser of the underlying "master" series. FAM is an affiliate of MLAM which shares substantially the same investment personnel, including the personnel responsible for providing management services to the underlying "master" series. There will be no change in the nature and quality of services provided, or the fees paid, as a result of the change from MLAM to FAM.

At a board meeting on August 2, 1999, the Directors of Merrill Lynch Index Funds, Inc. (the "Fund") approved new administration fees with respect to each series of the Fund. Due to expense reimbursements and/or fee waivers by MLAM and/or FAM, the change in administrative fees will not impact the actual total operating expenses of each series. Effective immediately, the new administration fees payable to the administrator, the total annual operating expenses and the total annual operating expenses after reimbursement and/or fee waivers by MLAM and/or FAM will be as follows:

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Fund                    Administration   Total Annual         Actual Total
                        Fees             Operating            Operating
                                         Expenses*            Expenses
                                                              (After
                                                              Reimbursement/
                                                              Waiver)**
-------------------------------------------------------------------------------
                                         Class A   Class D    Class A   Class D
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Merrill Lynch S&P       0.245%           0.445%    0.695%     0.39%     0.64%
500 Index Fund
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Merrill Lynch Small     0.29%            0.91%     1.16%      0.50%     0.75%
Cap Index Fund
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Merrill Lynch           0.19%            0.45%     0.70%      0.35%     0.60%
Aggregate Bond
Index Fund
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Merrill Lynch           0.34%            0.86%     1.12%      0.64%     0.89%
International Index
Fund
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____________

      * Includes the expenses of both the "feeder" fund and its pro rata share of the expenses of the "master" series.

     ** Includes the expenses of both the "feeder" fund and its pro rata share of the expenses of the "master" series. The reimbursement of fees may be discontinued or reduced by MLAM and/or FAM at any time without notice.